Exhibit 5(a)

Form of Application

VARIABLE ANNUITY APPLICATION

Mail the application and a check to: Monumental Life Insurance Company	Overnight Mailing Address: 4333 Edgewood Rd. N.E., Cedar Rapids, IA 52499
Service Office: P.O. 3183, Cedar Rapids, IA 52406-3183	Telephone: 1-800-525-6205

For Applicants in AZ Only: Upon your written request, the Company is required to provide, within a reasonable time, reasonable factual information concerning the benefits and provisions of the contract to you. If for any reason you are not satisfied with the contract, you may return it within thirty days after it is delivered and receive a refund equal to the premiums paid, including any policy or contract fees or other charges, less the amounts allocated to any separate accounts under the policy or contract, plus the value of any amounts allocated to any separate accounts under the policy or contract on the date the returned policy is received by the insurer.

1. ANNUITANT

Name:

Address:	City, State, Zip:

SSN:	Date of Birth:	Age:

Telephone:	Sex: ☐ Female ☐ Male Citizenship: ☐ U.S. ☐ Other

2(a). PRIMARY OWNER INFORMATION

☐ Same as Annuitant

Name:

Address:	City, State, Zip:

SSN/TIN:	Date of Birth:	Age:

Telephone:	Sex: ☐ Female ☐ Male Citizenship: ☐ U.S. ☐ Other

If a Trust is named as Owner or Beneficiary, a Trustee Certification form is required.

2(b). JOINT OWNER INFORMATION

Relationship to Primary Owner:

Name:

Address:	City, State, Zip:

SSN/TIN:	Date of Birth:	Age:

Telephone:	Sex: ☐ Female ☐ Male Citizenship: ☐ U.S. ☐ Other

3. BENEFICIARY(IES) DESIGNATION (If more than two beneficiaries, attach separate sheet)

Name:	Relationship:	__%	☐ Primary ☐Contingent

Address:	City, State, Zip:

Date of Birth:	SSN/TIN:

Name:	Relationship:	___%	☐ Primary ☐ Contingent

Address:	City, State, Zip:

Date of Birth:	SSN/TIN:

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4. INITIAL PURCHASE PAYMENT

☐ Check/Wire Enclosed $ _____________________	☐ Carrier to Request Release of Funds $ _________________

☐ Agent to Request Release of Funds $ _____________________

5. NON-QUALIFIED INFORMATION

☐   New Money          ☐   1035 Exchange Cost Basis: $ __________________      ☐  CD/Mutual Fund Liquidation

6. QUALIFIED INFORMATION

☐   IRA     ☐   Roth IRA     ☐   SEP/IRA      ☐   403(b)     ☐   401(k)     ☐   Roth Conversion     ☐   Other

Source of Funds

☐   New Money: Amount $                          Tax Year                      (Defaults to Current Calendar Year)

☐   Trustee to Trustee Transfer

☐   Rollover From:

☐   IRA    ☐   Roth IRA     ☐   SEP/IRA    ☐   403(b)     ☐  401(k)     ☐  Roth Conversion    ☐   Other

☐  ROTH IRA Date first established or date of conversion     /        /     Amount previously taxed: $

7. AVAILABLE RIDERS

Check your prospectus for the description and applicable fees for the riders below. If a rider is not selected, it will not apply.

Living/Withdrawal Benefit Riders: Only one Living/Withdrawal Benefit can be elected.

☐  Guaranteed Principal Solution Rider (GPS) (For Issue Ages: 0 to 70)

☐  Income Select for Life:

Please indicate: ☐ Single ☐ Joint	If Joint, Sections 2(b) or 3 must be completed for Joint Owner or sole beneficiary, whichever is applicable.

Select one of the following options:

☐	Income Only (For Issue Ages: 55 to 80)
☐	Income w/ additional Death Benefit (For Issue Ages: 55 to 80) N/A in NJ

☐	Income w/ Income Enhanced Benefit option (For Issue Ages: 55 to 80)
☐	Income w/ Income Enhanced Benefit w/ additional Death Benefit (For Issue Ages: 55 to 80) N/A in NJ

☐	Growth and Income (For Issue Ages: 55 to 80)
☐	Growth and Income w/ additional Death Benefit (For Issue Ages: 55 to 80) N/A in NJ

☐	Growth and Income w/ Income Enhanced Benefit (For Issue Ages: 55 to 80)
☐	Growth and Income w/ Income Enhanced Benefit w/ additional Death Benefit (For Issue Ages: 55 to 80) N/A in NJ

Additional Death Benefit Riders: Only one Additional Death Benefit can be elected.

☐  Additional Death Distribution (ADD) (For Issue Ages: 0 to 80) N/A in the following states: MN, WA

☐  Additional Death Distribution + (ADD +) (For Issue Ages: 0 to 75) N/A in the following states: MN, NJ, WA

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8. PORTFOLIO INVESTMENT STRATEGY

☐	Immediate Investment (Future Allocations will be invested in this manner unless otherwise specified.)
I elect to allocate 100% of my contributions according to the percentage listed in “Immediate Investment Allocation”.
Complete Section 9. For CA Residents age 60 and over please include the Immediate Investment Form.

☐	Dollar Cost Averaging (DCA) Program
I elect to allocate 100% of my contributions according to percentage listed in “DCA Transfer Strategy”.
Complete Section 10.

☐	Combined: Immediate Investment and DCA Program Please complete Sections 9 and Section 10.
.0% Immediate Investment Portion (Section 9) .0% DCA Program (Section 10)
Allocations in each section MUST equal 100%

9. IMMEDIATE INVESTMENT ALLOCATION

If Income Select for Life Rider is elected in Section 7, allocations are only allowed among the Designated Funds. Subaccounts:

.0%	Transamerica Money Market - Service Class(1)

.0%	Asset Allocation - Conservative Portfolio - Service Class (1)

.0%	Asset Allocation - Moderate Portfolio - Service Class (1)

.0%	Asset Allocation - Moderate Growth Portfolio - Service Class (1)

.0%	International Moderate Growth Fund - Service Class(1)

.0%	Transamerica Balanced - Service Class(1)

.0%	Asset Allocation - Growth Portfolio - Service Class

.0%	American Century Large Company Value - Service Class

.0%	AIM V.I. Basic ValueFund - Series II

.0%	AIM V.I. Capital Appreciation Fund - Series II

.0%	AllianceBernstein Growth and Income Portfolio - Class B

.0%	AllianceBernstein Large Cap Growth Portfolio - Class B

.0%	BlackRock Large Cap Value - Service Class

.0%	Capital Guardian Global - Service Class

.0%	Capital Guardian U.S. Equity - Service Class

.0%	Capital Guardian Value - Service Class

.0%	Clarion Global Real Estate Securities - Service Class

.0%	Fidelity - VIP Contrafund® Portfolio - Service Class 2

.0%	Fidelity - VIP Equity-Income Portfolio - Service Class 2

.0%	Fidelity - VIP Growth Portfolio - Service Class 2

.0%	Fidelity - VIP Mid Cap Portfolio - Service Class 2

.0%	Fidelity - VIP Value Strategies Portfolio - Service Class 2

.0%	Janus Aspen - Mid Cap Growth Portfolio - Service Shares

.0%	Janus Aspen - Worldwide Growth Portfolio - Service Shares

.0%	Jennison Growth - Service Class

.0%	J.P. Morgan Enhanced Index - Service Class

.0%	Legg Mason Partners All Cap - Service Class

Fixed Accounts:

.0%	1 Year Fixed Guaranteed Period Option*(1)

.0%	3 Year Fixed Guaranteed Period Option* (1)

.0%	5 Year Fixed Guaranteed Period Option* (1)

.0%	7 Year Fixed Guaranteed Period Option* (1)

.0%	Marsico Growth - Service Class

.0%	MFS High Yield - Service Class

.0%	MFS New Discovery Series - Service Class

.0%	MFS International Equity - Service Class

.0%	MFS Total Return Series - Service Class

.0%	PIMCO Total Return - Service Class

.0%	Templeton Transamerica Global - Service Class

.0%	Transamerica Convertible Securities - Service Class

.0%	Transamerica Equity - Service Class

.0%	Transamerica Growth Opportunities - Service Class

.0%	Transamerica Science and Technology - Service Class

.0%	Transamerica U.S. Government Securities - Service Class

.0%	T. Rowe Price Equity Income - Service Class

.0%	T. Rowe Price Growth Stock - Service Class

.0%	T. Rowe Price Small Cap - Service Class

.0%	Van Kampen Active International Allocation - Service Class

.0%	Van Kampen Large Cap Core - Service Class

.0%	Van Kampen Mid-Cap Growth - Service Class

.0%	Dollar Cost Averaging

.0%	Other

.0%	Other

100%

(1)	Designated Funds
*	Only the 1 year Guaranteed Period is available in the following states: CT, MN, VT, VA, WA

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10. DCA TRANSFER STRATEGY (2)

Select 1 from each of the following columns:

Transfer from:	Monthly:

☐ DCA Fixed Account:*	☐ 6 Mo. ☐ 12 Mo. ☐ 18 Mo. ☐ 24 Mo. ☐ Other ____

☐ Money Market Account:	Quarterly:

☐ Transamerica US Government Securities	☐ 4 Quarters ☐ 5 Quarters ☐ 6 Quarters ☐ 7 Quarters ☐ 8 Quarters

There is a $500 minimum for each DCA Transfer.

Transfer to Subaccounts:

.0%	Transamerica Money Market - Service Class(1)

.0%	Asset Allocation - Conservative Portfolio - Service Class (1)

.0%	Asset Allocation - Moderate Portfolio - Service Class (1)

.0%	Asset Allocation - Moderate Growth Portfolio - Service Class (1)

.0%	International Moderate Growth Fund - Service Class(1)

.0%	Transamerica Balanced - Service Class(1)

.0%	Asset Allocation - Growth Portfolio - Service Class

.0%	American Century Large Company Value - Service Class

.0%	AIM V.I. Basic Value Fund - Series II

.0%	AIM V.I. Capital Appreciation Fund - Series II

.0%	AllianceBernstein Growth and Income Portfolio - Class B

.0%	AllianceBernstein Large Cap Growth Portfolio - Class B

.0%	BlackRock Large Cap Value - Service Class

.0%	Capital Guardian Global - Service Class

.0%	Capital Guardian U.S. Equity - Service Class

.0%	Capital Guardian Value - Service Class

.0%	Clarion Global Real Estate Securities - Service Class

.0%	Fidelity - VIP Contrafund® Portfolio - Service Class 2

.0%	Fidelity - VIP Equity-Income Portfolio - Service Class 2

.0%	Fidelity - VIP Growth Portfolio - Service Class 2

.0%	Fidelity - VIP Mid Cap Portfolio - Service Class 2

.0%	Fidelity - VIP Value Strategies Portfolio - Service Class 2

.0%	Janus Aspen - Mid Cap Growth Portfolio - Service Shares

.0%	Janus Aspen - Worldwide Growth Portfolio - Service Shares

.0%	Jennison Growth - Service Class

.0%	J.P. Morgan Enhanced Index - Service Class

.0%	Legg Mason Partners All Cap - Service Class

.0%	Marsico Growth - Service Class

.0%	MFS High Yield - Service Class

.0%	MFS New Discovery Series - Service Class

.0%	MFS International Equity - Service Class

.0%	MFS Total Return Series - Service Class

.0%	PIMCO Total Return - Service Class

.0%	Templeton Transamerica Global - Service Class

.0%	Transamerica Convertible Securities - Service Class

.0%	Transamerica Equity - Service Class

.0%	Transamerica Growth Opportunities - Service Class

.0%	Transamerica Science and Technology - Service Class

.0%	Transamerica U.S. Government Securities - Service Class

.0%	T. Rowe Price Equity Income - Service Class

.0%	T. Rowe Price Growth Stock - Service Class

.0%	T. Rowe Price Small Cap - Service Class

.0%	Van Kampen Active International Allocation - Service Class

.0%	Van Kampen Large Cap Core - Service Class

.0%	Van Kampen Mid-Cap Growth - Service Class

.0%	Dollar Cost Averaging

.0%	Other

.0%	Other

100%

(1)	Designated Funds
(2)	If the Income Select for Life Rider is elected in Section 7, allocations are only allowed among the Designated Funds.
*	Massachusetts and Washington applicants, DCA cannot exceed twelve months or four quarters.

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11. ASSET REBALANCING

I elect Asset Rebalancing:             ☐  No    ☐   Yes

Rebalance the variable subaccounts according to my Immediate Investment Allocation using the frequency indicated below.

☐  Monthly     ☐   Quarterly     ☐   Semi-Annually     ☐   Annually

If you would like to rebalance to a mix other than indicated in “Immediate Investment Allocation,” please complete the Optional Programs Form.

Rebalancing will not begin until completion of DCA Program, if applicable.

Money invested in the Fixed Account is not included in Asset Rebalancing.

12. REPLACEMENT INFORMATION

A.	For applicants in Alabama, Arizona, Colorado, Hawaii, Iowa, Kentucky, Louisiana, Maine, Maryland, Mississippi, Montana, New Hampshire, New Mexico, New Jersey, North Carolina, Oregon, Rhode Island, Utah, Vermont, Virginia, West Virginia: Do you have any existing annuity/life insurance contracts?

☐   No

☐   Yes

(If Yes, you must complete and submit with the application the “Important Notice: Replacement of Life Insurance or Annuities.”)

B.	Will this annuity replace or change any existing annuity or life insurance?

☐   No

☐   Yes (If yes, complete the following)

Company:

Policy No.:

C.	Did the agent/registered representative present and leave the applicant insurer-approved sales material?

☐   No

☐   Yes

13. TELEPHONE AUTHORIZATION

Please complete this section to authorize you and/or your Agent of record to make transfer requests via our recorded telephone line or internet. If no option is selected, the authorization will default to the Owner.

☐  Owner(s) Only                 ☐   Owner(s) and Owner’s Agent of record

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14. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

☐  Check here if you want to be sent a copy of “Statement of Additional Information.”

•	Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

•	To the best of my knowledge and belief, all of my statements and answers on this application are correct and true.

•	I am in receipt of a current prospectus for this variable annuity.

•	This application is subject to acceptance by Transamerica Life Insurance Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of purchase payment paid.

•	Florida Applicants - Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

•	Account values when allocated to any of the subaccounts in Section 9 and 10 are not guaranteed as to fixed dollar amount.

•	Connecticut Applicants- THE FIXED ACCOUNT OF THIS POLICY GUARANTEES A MINIMUM INTEREST PERCENTAGE OF 1.50. THIS RATE MAY BE LOWER THAN THE REQUIRED INTEREST RATE FOR CALCULATING MINIMUM SURRENDER VALUES. READ YOUR CONTRACT CAREFULLY.

An illustration has been provided showing the minimum interest rate percentage applicable to the Fixed Account and I have reviewed it.

•	For Applicants in all states except CT, MN, VT, VA, WA-When funds are allocated to the Fixed Accounts in Section 9 and 10, policy values may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.

•	North Carolina Residents:

Do you believe the selected policy will meet your retirement needs and financial objectives?

☐   No

☐   Yes

Are your other investments and savings adequate to meet planned expenses and possible financial emergencies without need to liquidate this product and possibly incur a penalty?

☐   No

☐   Yes

Do you believe that the selected policy is appropriate for your tax status and meets your tax objectives?

☐   No

☐   Yes

Do you understand that you bear the entire investment risk for all amounts you put in the separate account?

☐   No

☐   Yes

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS APPROPRIATE FOR MY NEEDS.

Signed at:

                                                             City                                                                          State

Date

•	Owner(s) Signature: X

•	Joint Owner(s) Signature: X

•	Annuitant Signature: (if not Owner) X

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15. AGENT INFORMATION

Does the applicant have any existing policies or contracts?

☐  No

☐   Yes

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

☐  No

☐  Yes

(If Yes, the applicant must complete and submit with the application the “Important Notice: Replacement of Life Insurance or Annuities.”)

Did you present and leave the applicant insurer-approved sales material?

☐  No

☐   Yes

For Connecticut Applicants - I have provided an illustration showing the minimum interest rate percentage applicable to the Fixed Account and reviewed it with the Applicant.

I HAVE REVIEWED THE APPLICANT’S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS APPROPRIATE FOR HIS/HER NEEDS.

#1: Registered Rep/Licensed Agent

Print First Name:

Print Last Name:

• Signature:	X

Rep Phone #:

Email Address (Optional):

SSN/TIN:

Florida Agent License # (FL only):

Firm Name:

Firm Address:

#2: Registered Rep/Licensed Agent

Print First Name:

Print Last Name:

• Signature:	X

Rep Phone #:

Email Address (Optional):

SSN/TIN:

Florida Agent License # (FL only):

For Registered Representative Use Only - Contact your home office for program information.

☐ Option A     ☐ Option B     ☐ Option C     ☐ Option D

(Once selected, program cannot be changed)

IMPORTANT: Help avoid a returned application by confirming your application has the following minimum information:

•	Annuitant and Owner(s) information - Section 1, 2a, 2b

•	Plan Type is correct - Section 5 or 6

•	Allocation percentages total appropriately - Sections 9 and 10

•	City and State where application is signed - Section 14

•	Date application is signed - Section 14

•	Agent’s Signature - Section 15

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For Applicants in AR, NM, PA

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading information concerning any fact or material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

For Applicants in CO

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department or Regulatory Agencies.

For Applicants in DC, TN

It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For Applicants in HI

For your protection, Hawaii law requires you to be informed that presenting a fraudulent claim for payment of a loss or benefit is a crime punishable by fines or imprisonment, or both.

For Applicants in KY, OH, OK

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For Applicants in LA, WV

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For Applicants in ME, WA

It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

For Applicants in NJ

Any person who includes false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For Applicants in VA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or a denial of insurance benefits.

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